LIVE OAK BANCSHARES, INC.
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
May 24, 2016

1.Establishment of Plan; Purposes. Live Oak Bancshares, Inc. (the “Company”) adopted an Employee Stock Purchase Plan effective October 8, 2014, which plan was subsequently approved by the Company’s shareholders on March 20, 2015 and now amended and restated as of the date first written above (the “Plan”). The purpose of the Plan is to provide Eligible Employees (as defined below) with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment. The Company intends that this Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended or replaced to date or hereafter (the “Code”), and this Plan will be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code will have the same definition herein. For purposes of this Plan, the terms “Parent Corporation” and “Subsidiary” have the same meanings as “parent corporation” and “subsidiary corporation” in Sections 424(e) and 424(f), respectively, of the Code. The term “Participating Subsidiaries” are Parent Corporations or Subsidiaries that the Board of Directors of the Company (the “Board”) designates from time to time as corporations that participate in this Plan.
2.    Effective Date; Termination Date. The Plan, as amended and restated herein, is effective as of May 24, 2016, and, unless sooner terminated as provided herein, will terminate at 5:00 P.M. Eastern time on August 14, 2021 (the “Termination Date”). Following the Termination Date, no further Options may be granted under the Plan, but such termination will not effect any Option granted prior to the Termination Date.
3.    Stock Subject to Plan. A total of 280,000 shares of the Company’s voting common stock, no par value per share (the “Common Stock”), are reserved and will be available for issuance under this Plan (the “Shares”). Such number will be subject to adjustments effected in accordance with Section 15 of this Plan.
4.    Administration. The Board, the Compensation Committee of the Board, or another designated committee of the Board or subcommittee of the Compensation Committee, will administer this Plan (the Board or any such committee or subcommittee being herein referred to as the “Administrator”). Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan will be determined by the Administrator, and its decisions will be final and binding upon all Eligible Employees. The Company will pay all reasonable expenses incurred in connection with the administration of this Plan.
5.    Eligibility.
(a)    Every employee of the Company or the Participating Subsidiaries on a Date of Grant (including every employee who is on paid or authorized but unpaid leave of absence on such Date of Grant) is eligible to participate in the offering for such Offering Period (as hereinafter defined) (each such employee, except as excluded pursuant to Sections 5(b) or 5(c) below, an “Eligible Employee”).
(b)    In establishing the terms of an Option granted hereunder, the Administrator may exclude one or more of the following categories of employees from participation in such Offering Period:
(i)    any employee who has a period of employment with the Company and/or a Participating Subsidiary of less than 2 years (or some shorter period of employment as may be established by the Administrator);

(ii)    any employee whose customary employment with the Company and/or a Participating Subsidiary is less than 20 hours per week (or at the discretion of the Administrator a threshold less than 20 hours per week);
(iii)    any employee whose customary employment is less than 5 months (or at the discretion of the Administrator a threshold less than 5 months) with the Company and/or a Participating Subsidiary in any calendar year; or
(iv)    any employee who is a “highly compensated employee” as defined in Section 414(q) of the Code of the Company or a Participating Subsidiary.
(c)    Notwithstanding anything else provided herein, an Option may not be granted in an Offering Period to an employee who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, (i) owns stock or holds options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries, or (ii) as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company any of its Participating Subsidiaries.
6.    Offering Periods. This Plan will be administered on the basis of sequential six-month offering periods (each an “Offering Period”) until the Plan is terminated: (a) the six (6) month period commencing on February 15 and ending on the following August 14, and (b) the six (6) month period commencing on August 15 and ending on the following February 14. The first day of each Offering Period will be the “Date of Grant” for that Offering Period, and the last day of each Offering Period will be the “Purchase Date” for that Offering Period. In the event that the Purchase Date of a given Offering Period is not a day when the principal stock exchange or market on which the Common Stock is then traded (the “Principal Exchange”) is open for trading, then the Purchase Date will be the last day prior to such date when the Principal Exchange is open for trading.
7.    Grant of Option; Number of Shares; Expiration.
(a)    Each person who is an Eligible Employee on the Date of Grant will be granted an option for the Offering Period (the “Option”). Such Option will be for the number of Shares determined in accordance with Section 7(b) below.
(b)    For each Offering Period, the Administrator may specify a dollar amount (the “Offering Factor”) on the basis of which the number of shares of Common Stock to be covered by the Option granted to each Eligible Employee will be determined. The Offering Factor may be different for each Offering Period; however, in connection with each separate Offering Period the Offering Factor will be the same for all Eligible Employees. Each Option for an Offering Period will entitle the Eligible Employee to whom it is granted to purchase a number of whole shares of Common Stock equal to the lesser of (i) such employee’s annual rate of Compensation (as defined below) as of the day prior to the Date of Grant of that Offering Period divided by the Offering Factor established by the Administrator for that Offering Period, or (ii) a fixed maximum quantity, at the Administrator’s discretion. In the event that the Administrator has not established an Offering Factor or another fixed maximum quantity prior to the Date of Grant for a particular Offering Period, then the number of Shares as to which each Option in such Offering Period will apply will be determined by dividing Twelve Thousand, Five Hundred Dollars ($12,500) by the Fair Market Value of one Share determined as of the Date of Grant. In any event, Options granted to Eligible Employees are subject to the individual limit set forth in Section 13.
(c)    As used in this Plan, the term “Compensation” means an Eligible Employee’s annualized regular, fixed base salary or wages based on the Eligible Employee’s salary or wage rate (and number of hours per week) in effect as of the day prior to the Date of Grant of a given Offering Period. Compensation does not include any bonus, overtime payment, payment of deferred compensation or equity compensation, commission, contribution by the Company or a Participating Subsidiary to an employee benefit plan or other similar payment or contribution.

(d)    In order to participate in the Plan for a given Offering Period, an Eligible Employee must enroll as described in Section 10 below. The Options granted hereunder will be exercised only as described in Section 11 below. Any portion of an Option remaining unexercised after the Purchase Date for the Offering Period to which such Option relates will expire immediately upon the end of such Offering Period.
8.    Option Price. The purchase price per share at which a Share will be sold in any Offering Period will be eighty-five percent (85%) of the Fair Market Value of a Share on the Purchase Date determined in accordance with Section 9 (the “Option Price”).
9.    Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a Share will be determined as follows:
(a)    If the Company’s Common Stock is at the time publicly traded, the Fair Market Value will be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Principal Exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(b)    If the Company’s Common Stock is at the time not publicly traded, the Fair Market Value as of a given date will be determined by the Administrator, in good faith, taking into account any and all information known to the Company regarding the price and number of shares traded, if any, in privately negotiated transactions, and such other factors as it deems appropriate.
10.    Enrollment by Eligible Employee.
(a)    Enrollment. An Eligible Employee will be able to participate in the Plan on the first Date of Grant after he or she: (i) satisfies the eligibility requirements of the Plan, and (ii) delivers to the Company’s Human Resources Department not later than three (3) business days before such Date of Grant (the “Enrollment Date”) a fully-completed enrollment document (utilizing a form provided by the Company for such purpose) indicating the Eligible Employee’s election to participate in the Plan and authorizing initial payroll deductions for the applicable Offering Period. The Company may, from time to time, change the Enrollment Date as deemed advisable by the Company in its sole discretion for proper administration of the Plan, upon providing reasonable notice. For avoidance of doubt, an employee who becomes eligible to participate in the Plan after an Offering Period has commenced will not be eligible to participate in such Offering Period but may participate in any subsequent Offering Period provided such employee is still eligible to participate in the Plan as of the commencement of any such subsequent Offering Period. An Eligible Employee who enrolls in the Plan as described above is referred to herein as a “Participant.”
(b)    Failure to Enroll. An Eligible Employee who does not deliver such an enrollment form to the Company’s Human Resources Department on or before the Enrollment Date will not participate in the Plan for that Offering Period, nor for any subsequent Offering Period unless such Eligible Employee subsequently enrolls in the Plan by filing such an enrollment form with the Company by the Enrollment Date for such subsequent Offering Period.
(c)    Continuance of Enrollment. Once enrolled, a Participant’s enrollment carries forward to each subsequent Offering Period, unless and until such Participant’s employment with the Company ends, the Participant changes payroll withholding as described in Section 11(d) below, or the Participant withdraws from participation as described in Section 12 below.
11.    Payroll Deduction Plan; Exercise of Option and Payment of Option Price. Shares which are acquired pursuant to the exercise of an Option hereunder may be paid for only by means of payroll deductions from the Participant’s Compensation during the Offering Period. Except as set forth below, the amount of Compensation to be withheld from a Participant’s Compensation during each pay period will be determined by the Participant’s enrollment form.

(a)    Limitations on Payroll Withholding. Payroll withholding with respect to the Plan for any Participant will be no less than Twenty-Five Dollars ($25) nor more than One Thousand, Seven Hundred and Seventy Dollars ($1,770) for any monthly pay period. Notwithstanding the foregoing, the Administrator may change the limits on payroll withholding effective as of a future Date of Grant, upon reasonable notice to the Eligible Employees. Amounts withheld will be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under Section 423 of the Code.
(b)    Payroll Withholding. Payroll deductions will commence on the first payday following the Date of Grant and will continue on each payday through the end of the Offering Period unless sooner altered or terminated by the Participant or otherwise as provided in the Plan.
(c)    Participant Accounts. An individual bookkeeping account will be maintained under the Plan for each Participant. All payroll deductions from a Participant’s Compensation will be credited to such account and will be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose. Interest will not be paid on any payroll deductions held pursuant to this Plan, unless the Administrator elects to make such payments to all Participants on a non-discriminatory basis.
(d)    Election to Decrease, Increase or Stop Withholding. During an Offering Period, a Participant may elect to (i) decrease the amount to be withheld as many times as desired, (ii) stop further withholding, or (iii) on not more than two occasions in any one Offering Period, increase the amount withheld, by filing a payroll deduction change form (utilizing a form provided by the Company for such purpose) with the Company’s Human Resources Department. Any such change will be effective on the first day of the first pay period that is at least seven (7) days after such notice is received; provided, however, that the Administrator may specify a longer or shorter period, upon reasonable notice to the Eligible Employees. Notwithstanding any of the foregoing, no change in withholding is permitted during the last thirty (30) days of an Offering Period.
(e)    Exercise of Option. On each Purchase Date, each Participant who has not withdrawn from the Offering Period or whose participation in the Offering Period has not terminated on or before such Purchase Date will automatically exercise his or her Option to acquire the number of whole Shares arrived at by dividing the total amount of the Participant’s accumulated payroll deductions for the Offering Period by the Option Price; provided, however, in no event will the number of Shares purchased by the Participant exceed the number of Shares subject to the Participant’s Option or the limitations imposed by Section 13 hereof. No Shares will be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering Period or the Plan has terminated on or before such Purchase Date.
(f)    Issuance of Shares. As promptly as practicable after the Purchase Date, the Company will, at its election, either: (i) issue a certificate to each Participant representing the Shares deliverable to such Participant upon the exercise of the Option; or (ii) document each Participant’s interest in the Shares deliverable to such Participant by registering such Shares with the Company’s transfer agent (or another custodian selected by the Company) in bookentry form in each such Participant’s name.
(g)    Remaining Cash Balance. Any cash balance remaining in a Participant’s account at the end of a Purchase Date will be refunded to the Participant as soon as practicable after such Purchase Date, provided, however, that the Company may establish procedures whereby such cash is maintained in the Participant’s account and applied toward the purchase of Shares in a subsequent Offering Period.
12.    Participant Withdrawal.
(a)    Withdrawal From an Offering. A Participant may withdraw from an Offering Period by signing and delivering to the Company’s Human Resources Department a written notice of withdrawal on a form provided by the Company for such purpose (a “Withdrawal Notice”). Such withdrawal may be elected at any time up to fifteen (15) days (or such other number of business days as deemed advisable by the Administrator in its sole discretion for proper administration of the Plan, upon reasonable notice) prior to the end of an Offering Period. A Participant so withdrawing is prohibited from again participating in that Offering Period. Subject to Section 12(c), by withdrawing from an Offering Period, a Participant does not waive the right to participate in subsequent offerings, and may commence participation in the next Offering Period commencing immediately thereafter by again satisfying the requirements of Section 10 above. The Company may impose, from time to time, a requirement that the Withdrawal Notice be on file with the Company’s Human Resources Department for a reasonable period prior to the effectiveness of the Participant’s withdrawal from an Offering Period.
(b)    Return of Payroll Deductions. Upon withdrawal from an Offering Period pursuant to Section 12(a), the withdrawn Participant’s accumulated payroll deductions which have not been applied toward the purchase of Shares under the Plan will be returned as soon as practicable after the withdrawal, without the payment of any interest to the Participant (unless the Administrator has determined otherwise pursuant to Section 11(c) above), and the Participant’s interest in the Offering Period will terminate; provided, however, that the Company may establish procedures whereby at the Participant’s election such cash is maintained in the Participant’s account and applied toward the purchase of Shares in a subsequent Offering Period.
(c)    Participation Following Withdrawal. An employee who is also an officer or director of the Company subject to section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and who is deemed to “cease participation” in the Plan within the meaning of Rule 16b-3 promulgated under the Exchange Act as amended from time to time or any successor rule or regulation as a consequence of his or her withdrawal from an Offering Period pursuant to Section 12(a) above will not again participate in the Plan for at least six months after the date of such withdrawal (the “Withdrawal Date”). Unless otherwise construed to be an earlier date pursuant to any applicable law, the Withdrawal Date for purposes of this paragraph refers to the date that the related Withdrawal Notice is provided to the Company as required by Section 12(a).
13.    Limitations on Shares to be Purchased. No Eligible Employee will be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase Shares under all other employee stock purchase plans of the Company or any Participating Subsidiary, exceeds $25,000 in fair market value, determined as of the Date of Grant (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan. The Company may automatically suspend the payroll deductions of any Participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension. In the event the number of Shares which might be purchased by all Participants in the Plan exceeds the number of Shares available under the Plan as set forth in Section 3, the Company will make a pro rata allocation of the remaining Shares in as uniform a manner as is practicable and as the Administrator determines to be equitable.
14.    Effect of Termination of Employment. Termination of an Eligible Employee’s employment with the Company or a Participating Subsidiary for any reason (including for retirement, disability, or death), immediately terminates his or her participation in this Plan. In addition, an Eligible Employee’s failure to remain eligible to participate in the Plan as described in Section 5 above immediately terminates his or her participation in this Plan. In either such event, the payroll deductions credited to the Eligible Employee’s account will be returned to him or her or, in the case of his or her death, as described in Section 25, as soon as practicable. Interest will not be paid on sums returned to a Participant pursuant to this Section 14 unless the Administrator elects otherwise pursuant to Section 11(c) above. For purposes of this Section, an Eligible Employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of medical leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.
15.    Capital Changes. In the event any change is made to the Company’s Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the Administrator will make appropriate adjustments to (i) the maximum number and class of securities issuable under the Plan, and (ii) the number and class of securities and the price per Share in effect under each outstanding Option in order to prevent the dilution or enlargement of benefits thereunder. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or Option Price of Shares subject to an Option.

16.    Corporate Transactions.
(a)    Effect of Corporate Transaction. In the event of a Corporate Transaction (as defined below), the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be (the “Acquiring Corporation”), for the Acquiring Corporation to assume the Company’s rights and obligations under the Plan. In the event that the Company’s rights and obligations under the Plan are not so assumed, then the Plan will terminate effective as of the date of such Corporate Transaction, and all outstanding Options will terminate effective as of the date of the Corporate Transaction to the extent that the Option is not exercised as of the date of the Corporate Transaction. In the event of such termination, the payroll deductions credited to a Participant’s account and not previously used to purchase Shares pursuant to an Option prior to such termination will, as soon as practicable, be returned to the Participant. Interest will not be paid on such sums returned to a Participant pursuant to this Section 16(a) unless the Administrator elects otherwise pursuant to Section 11(c) above.
(b)    Corporate Transaction Defined. As used in this Plan, the term “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:
(i)    a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;
(ii)    the sale, transfer or other disposition of all or substantially all of the assets of the Company;
(iii)    the complete liquidation or dissolution of the Company;
(iv)    any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger ; or
(v)    acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.
17.    Nonassignability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an Option or to receive Shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 25 below) by a Participant. Any such attempt at assignment, transfer, pledge or other disposition is void and without effect.
18.    Reports. Each Participant will receive promptly after the end of each Offering Period a report of his or her account setting forth the total payroll deductions accumulated, the number of Shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Offering Period.
19.    Notice of Disposition. Each Participant will notify the Company in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Date of Grant or within one (1) year from the Purchase Date on which such shares were purchased (the “Notice Period”). The Company may, at any time during the Notice Period, through appropriate legends on any certificate representing shares acquired pursuant to this Plan or otherwise, request that the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the Participant to provide such notice will continue notwithstanding the any such request to the Company’s transfer agent.

20.    No Right to Continued Employment. Neither this Plan nor the grant of any Option hereunder will confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such employee’s employment.
21.    Rights as a Shareholder. No Eligible Employee will have any rights as a shareholder of the Company with respect to any Shares subject to an Option until: (a) such Option has been validly exercised in the manner described herein, (b) full payment of the Option Price has been made for such Shares, and (c) the Shares have been actually delivered to Employee in either certificated or book-entry form as described in Section 11(f) above. Except for adjustments as provided in Section 15 above, no adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) distributions or other rights as to which the record date for determining shareholders entitled to receive the same is prior to the date of the delivery of such Shares as described in Section 11(f) above.
22.    Payment of Taxes. Each Participant will be responsible for all federal, state, local or other taxes of any nature imposed pursuant to any law or governmental regulation or ruling on the exercise of any Options or on any income which a Participant is deemed to recognize in connection with an Option. If the Administrator determines to its reasonable satisfaction that the Company or any Participating Subsidiary is required to pay or withhold the whole or any part of any federal, state, local, or foreign income, payroll, estate, inheritance, or other tax with respect to or in connection with any Option, the exercise thereof or a Participant’s resale of any Shares, then the Company or such Participating Subsidiary will have the full power and authority to withhold and pay such tax out of any Shares purchased by the Participant or from the Participant’s salary or any other funds otherwise payable to the Participant, or, prior to and as a condition of exercising such Option, the Company may require that the Participant pay to it in cash the amount of any such tax which the Administrator, in good faith, determines is required to be withheld.
23.    Equal Rights and Privileges. All Eligible Employees will have equal rights and privileges with respect to this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code will, without further act or amendment by the Company, the Administrator or the Board, be reformed to comply with the requirements of Section 423. This Section takes precedence over all other provisions in this Plan.
24.    Notices. Except as otherwise provided herein, any notice which the Company or an Eligible Employee may be required or permitted to give to the other will be in writing and will be deemed duly given when delivered personally or deposited in the United States mail, first class postage prepaid, and properly addressed. Notice, if to the Company, will be sent to the following address:
Live Oak Bancshares, Inc.
1741 Tiburon Drive
Wilmington, NC 27402
Attn: General Counsel

Any notice sent by mail by the Company to an Eligible Employee will be sent to the most current address of the Eligible Employee as reflected on the records of the Company or its Participating Subsidiaries as of the time said notice is required. In the case of a deceased Eligible Employee, any notice will be given to the Eligible Employee’s personal representative if such representative has delivered to the Company evidence satisfactory to the Company of such representative’s status as such and has informed the Company of the address of such representative by notice pursuant to this Section.
25.    Designation of Beneficiary.
(a)    A Participant may file on a form provided by the Company a written designation of a beneficiary who is to receive any Shares and cash, if any, from the Participant’s account under this Plan in the event of such Participant’s death subsequent to the end of a Purchase Period but prior to delivery to him of such Shares and cash. In addition, a Participant may file on a form provided by the Company a written designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to a Purchase Date.
(b)    A Participant may change such designation of beneficiary at any time by written notice on a form provided by the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant’s death, the Company will deliver such Shares or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Administrator may designate.
26.    Conditions upon Issuance of Shares; Limitation on Sale of Shares. The issuance of Shares under the Plan will be subject to compliance with all applicable requirements of foreign, federal or state law with respect to the Shares. An Option may not be exercised if the issuance of Shares upon such exercise would constitute a violation of any applicable foreign, federal or state securities laws or other law or regulations or the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed. Shares will not be issued with respect to an Option unless (i) a registration statement under the Securities Act of 1933, as amended, is in effect at the time of exercise with respect to the Shares issuable upon exercise of the Option, or (ii) in the opinion of legal counsel to the Company, the Shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of such Act. As a condition to the exercise of an Option, the Company may require a Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.
27.    Applicable Law. The Plan will be governed by the substantive laws (excluding the conflict of laws rules) of the State of North Carolina.
28.    Amendment or Termination of this Plan. The Board may, from time to time, amend, modify, suspend or discontinue the Plan at any time without notice, provided that no Eligible Employee’s existing rights pursuant to an Option are adversely affected thereby; and, provided further that, except with the approval of stockholders of the Company, no such amendment of the Plan will: (a) increase the aggregate number of shares which may be sold upon the exercise of Options granted under the Plan; (b) change the formula by which the Option Price is determined; (c) change the formula by which the number of shares which any Participant may purchase is determined; or, (d) change the provisions of the Plan with respect to the determination of Eligible Employees and the timing of grants of Options. In the event the Board terminates or discontinue the Plan, no further Options may be granted under the Plan, but such termination will not affect any Option granted prior to the termination; any Options outstanding as of the date of any such termination will remain in full force and effect according to their terms as though the Plan had not been terminated. Notwithstanding the foregoing, the Board may make such amendments to the Plan as the Board determines to be advisable, if the continuation of the Plan or any Offering Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date this Plan is adopted by the Board.
29.    Successors and Assigns. Subject to Sections 17 and 25, this Plan will bind and inure to the benefit of the Company, any Eligible Employee, and their respective successors, assigns, personal or legal representatives and heirs.
30.    Severability. It is intended that each provision of this Plan be viewed as separate and divisible, and in the event that any provision hereof is held to be invalid or unenforceable, the remaining provisions will continue to be in full force and effect.
31.    Titles. Titles of Sections are provided herein for convenience only, do not modify or affect the meaning of any provision herein, and do not serve as a basis for interpretation or construction of this Plan.
32.    Gender and Number. As used herein, the masculine gender includes the feminine and neuter, the singular numbers the plural, and vice versa, whenever such meanings are appropriate.

CERTIFICATE OF SECRETARY
The undersigned Secretary of Live Oak Bancshares, Inc. (the “Company”) hereby certifies that the foregoing AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN was duly adopted by the Company’s Board of Directors on May 24, 2016.
This the _____ day of May, 2016.

____________________________
Secretary